Exhibit 10.1

Kiniksa Pharmaceuticals, Ltd.

Rilonacept Long-Term Incentive Plan

Effective Date: December 10, 2019

1.                  Purpose. This Kiniksa Pharmaceuticals, Ltd. Rilonacept Long-Term Incentive Plan (the “Plan”) is intended to increase stockholder value and the success of the Company by motivating and retaining selected Participants to achieve the Company’s objectives. The Plan goals are to be achieved by providing such Participants with cash and restricted share unit award opportunities, where the grant, payment or vesting, as applicable, of the Awards shall be based on FDA approval of the commercial sale and marketing of rilonacept in the United States for the treatment of recurrent pericarditis. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 2 of the Plan.

2.                  Definitions.

(a)               “Award” shall mean a Cash Award or an RSU Award granted to a Participant under the Plan.

(b)               “Board” shall mean the Board of Directors of the Company.

(c)               “Cause” shall have the meaning set forth in the Equity Incentive Plan.

(d)               “Change in Control” shall have the meaning set forth in the Equity Incentive Plan.

(e)               “Code” shall mean the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(f)                “Committee” shall mean the Compensation Committee of the Board.

(g)               “Common Shares” shall mean the Class A Common Shares of the Company.

(h)               “Company” shall mean Kiniksa Pharmaceuticals, Ltd., a Bermuda exempted company.

(i)                 “Earnout Percentage” shall mean:

(i)              In the event the FDA Milestone is achieved before [***], 100%;

(ii)             In the event the FDA Milestone is achieved on or after [***] and before [***], 50%;

(iii)            In the event the FDA Milestone is achieved on or after [***] and before [***], 25%; or

(iv)            In the event the FDA Milestone is achieved on or after [***], 0%.

Certain information in this Exhibit marked as [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would be competitively harmful if publicly disclosed.

(j)                 “Effective Date” shall mean December 10, 2019.

(k)                “Eligible Employee” shall mean each employee of the Company or its Subsidiaries (i) whose customary employment is for 20 or more hours per week as of the date the employee is issued an Award or (ii) who is otherwise designated as an Eligible Employee by the Board or the Committee.

(l)                 “Equity Incentive Plan” shall mean the Kiniksa Pharmaceuticals, Ltd. 2018 Incentive Award Plan, as may be amended from time to time.

(m)               “Expiration Date” shall mean [***].

(n)                “FDA” shall mean the U.S. Food and Drug Administration.

(o)                “FDA Milestone” shall mean the Committee’s certification on or prior to the Expiration Date of the approval by the FDA for the commercial sale and marketing of rilonacept in the United States by the Company or any of the Company’s partners for the treatment of recurrent pericarditis, based on the clinical trial data from the RHAPSODY Phase 3 clinical trial.

(p)               “Good Reason” shall mean, with respect to a Participant holding an Award, “Good Reason” (or any term of similar effect) as defined in the Participant’s employment agreement with the Company or a Subsidiary if such an agreement exists and contains a definition of Good Reason (or term of similar effect). For the avoidance of doubt, if no such agreement exists or such agreement does not contain a definition of Good Reason (or term of similar effect), the term “Good Reason” as used in this Plan shall have no effect.

(q)               “Participant” shall mean an Eligible Employee who (i) meets the eligibility requirements described in Section 4 of the Plan or (ii) is otherwise designated as a Participant by the Committee.

(r)                “RSU Award” shall mean a restricted share unit award granted under the Equity Incentive Plan, which grant shall be subject to the terms of the Plan, the Equity Incentive Plan (including the Sub-Plan for UK Employees with respect to RSU Awards granted to Participants based in the United Kingdom) and a restricted share unit agreement between the Company and the Participant.

(s)                “sBLA Filing Date” shall mean the submission of a supplemental Biologics License Application to the FDA for rilonacept in the United States by the Company or any of the Company’s partners for the treatment of recurrent pericarditis.

(t)                 “Subsidiary” shall have the meaning set forth in the Equity Incentive Plan.

(u)               “Target Award Value”, with respect to an Award, shall mean one-third of the Participant’s target annual bonus for the fiscal year in which the applicable Award is granted (determined as of the date of grant of such Award), as adjusted pursuant to Sections 4(b) and/or 4(c) hereof, as applicable, expressed as a specific dollar amount, as determined by the Committee.

Certain information in this Exhibit marked as [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would be competitively harmful if publicly disclosed.

(v)               “Upside Earnout Percentage” shall mean:

(i)              In the event the FDA Milestone is achieved before [***], 50%; or

(ii)             In the event the FDA Milestone is achieved on or after [***] and before [***], 25%.

3.                  Administration. The Plan shall be administered by the Committee. The Committee shall have full authority to make rules and establish administrative procedures in connection with the Plan, to interpret the Plan and those rules and procedures, to determine Target Award Values, to approve the granting of, or the payment of, as applicable, all of the Awards, and to make all other determinations, including factual determinations, and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate and consistent with applicable law. All decisions, determinations, and interpretations by the Committee shall be final and binding on the Company and all Participants. The Board may, at any time and from time to time, vest in itself or otherwise exercise any authority or duties of the Committee under the Plan.

4.                  Eligibility; Participation; Adjustments.

(a)               Current Employees in Good Standing. Unless otherwise determined by the Committee in its discretion, each Eligible Employee who is in good standing (and not on a performance improvement plan) as of the Effective Date, as determined by the Committee in its discretion, shall automatically be deemed a Participant as of such date and shall be eligible for the grant of Awards set forth in Section 5 hereunder, subject to his or her continued employment in good standing with the Company or a Subsidiary on the applicable grant date. The Committee may designate future Participants from Eligible Employees who are removed from a performance improvement plan or based on such other considerations it deems appropriate, in its discretion.

(b)               Newly Hired Employees. Absent any determination by the Committee to the contrary, each Eligible Employee who is newly hired by the Company or a Subsidiary prior to the earlier of the sBLA Filing Date and [***] (the “New Hire Cut Off Date”) shall automatically be deemed a Participant as of his or her first day of employment with the Company or the Subsidiary and shall be eligible for the grant of the Awards set forth in Section 5 hereunder, subject to his or her continued employment in good standing with the Company or a Subsidiary on the applicable grant date. Notwithstanding the foregoing, the Target Award Value for each Award granted to such Participant shall be prorated by multiplying the Target Award Value by the percentage set forth in the table below opposite such Participant’s employment commencement date, subject to the New Hire Cut Off Date.

Employment Commencement Date	Percentage
Prior to [***]	80%
On or after [***] and before [***]	60%
On or after [***] and before [***]	40%
On or after [***] and before [***]	20%

Certain information in this Exhibit marked as [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would be competitively harmful if publicly disclosed.

For the avoidance of doubt, (i) any Eligible Employees hired by the Company or a Subsidiary on or after the New Hire Cut Off Date shall not be eligible to participate in the Plan and (ii) any proration pursuant to the foregoing sentence shall be in addition to any applicable proration under Section 4(c) below.

(c)               FTE Adjustment. The Target Award Value for an Award granted to each Participant that is employed at between 50% and 100% of full-time equivalent as of an applicable grant date shall be prorated by multiplying such Target Award Value by such Participant’s then-current percentage of full-time equivalent at which he or she is employed. For the avoidance of doubt, any proration pursuant to the foregoing sentence shall be in addition to any applicable proration under Section 4(b) above.

5.                  Awards.

(a)               Cash Award. As soon as administratively practicable following the date on which an Eligible Employee becomes a Participant, the Committee shall grant the Participant a cash bonus award (a “Cash Award”), which will be eligible to be earned upon achievement of the FDA Milestone as to an amount equal to the Target Award Value multiplied by the Earnout Percentage, provided, however, that prior to the occurrence of a Change in Control, such amount, if any, may be adjusted upward or downward by the Committee in its discretion, after taking into account individual performance and any other factors it deems relevant (such amount, the “Earned Cash Award”). The Company shall pay the Earned Cash Award to each Participant in a lump sum cash payment, less applicable withholdings, within the next two payroll cycles following achievement of the FDA Milestone, but in any event no later than 45 calendar days following achievement of the FDA Milestone.

(b)               First RSU Award. As soon as administratively practicable following the date on which an Eligible Employee becomes a Participant, the Committee shall grant the Participant an RSU Award (the “First RSU Award”) covering a target number of Common Shares (the “Target RSUs”) equal to the Target Award Value divided by the average closing price of the Common Shares during the 30 calendar days ending on the day prior to the grant date, as determined by the Committee. The number of Common Shares issuable pursuant to the First RSU Award upon achievement of the FDA Milestone will be equal to the Target RSUs multiplied by the Earnout Percentage (the “Achieved RSUs”), and the Achieved RSUs will vest in single installment on the first year anniversary of the achievement of the FDA Milestone, subject to the Participant’s continued employment with the Company or a Subsidiary on such vesting date and Section 6 below.

(c)               Second RSU Award. On the date the FDA Milestone is achieved, the Committee will grant each Participant who is then an Eligible Employee and who is in good standing (and not on a performance improvement plan), as determined by the Committee in its discretion, an RSU Award (the “Second RSU Award”) covering a number of Common Shares equal to (i) the Target Award Value divided by the average closing price of the Common Shares during the 30 calendar days ending on the day prior to the grant date, as determined by the Committee, multiplied by (ii) the sum of the Earnout Percentage and the Upside Earnout Percentage. The Second RSU Award will vest on the second year anniversary of the FDA Milestone, subject to the Participant’s continued employment with the Company or a Subsidiary on such vesting date and Section 6 below.

Certain information in this Exhibit marked as [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would be competitively harmful if publicly disclosed.

(d)               Termination; Forfeiture. Subject to Section 6 below,

(i)              In the event of a Participant’s termination of employment with the Company or a Subsidiary prior to the achievement of the FDA Milestone (with respect to a Cash Award) or vesting date (with respect to an RSU Award), the Award shall immediately and automatically be canceled and forfeited, unless otherwise determined by the Committee;

(ii)            Any RSUs subject to the First RSU Award that do not become Achieved RSUs as of the achievement of the FDA Milestone shall automatically be canceled and forfeited as of the date of the FDA Milestone, unless otherwise determined by the Committee; and

(iii)            In the event the FDA Milestone is not achieved on or prior to the Expiration Date, all outstanding Cash Awards, outstanding First RSU Awards and any opportunity to receive the Second RSU Award shall automatically be canceled and forfeited on the Expiration Date, unless otherwise determined by the Committee.

6.                 Change in Control. Notwithstanding anything herein to the contrary:

(a)               In the event a Participant’s Award (or portion thereof) is assumed or substituted for by the successor or surviving entity in connection with a Change in Control and the Participant’s employment is terminated by the Company, a Subsidiary or a successor entity without Cause or due to the Participant’s resignation for Good Reason (if applicable), in either case, on or within 12 months following the Change in Control (the date of such termination, the “Qualifying Termination Date”):

(i)             If the FDA Milestone has not been achieved on or before the Qualifying Termination Date, (x) the Participant’s outstanding Cash Award shall be earned as of the Qualifying Termination Date and shall be payable upon, and paid within 30 days following, the Qualifying Termination Date with respect to an amount equal to the Target Award Value multiplied by an Earnout Percentage determined as if the FDA Milestone had been achieved on the Qualifying Termination Date; (y) with respect to the Participant’s outstanding First RSU Award, the Achieved RSUs will be determined as if the FDA Milestone had been achieved on the Qualifying Termination Date and will vest in full upon the Qualifying Termination Date, and any remaining portion of the First RSU Award that does not become Achieved RSUs will immediately be canceled and forfeited; and (z) for the avoidance of doubt, the Participant will forfeit any opportunity to be granted the Second RSU Award.

(ii)             If the FDA Milestone has been achieved on or before the Qualifying Termination Date, (x) the Participant’s Cash Award (to the extent unpaid) shall be payable upon, and be paid within 30 days following, the Qualifying Termination Date; (y) with respect to the Participant’s First RSU Award, the Achieved RSUs (to the extent unvested) will vest in full as of the Qualifying Termination Date; and (z) with respect to the Second RSU Award, (1) if the Award has not been granted, the Second RSU Award (or an equivalent number of Common Shares) will be granted and vest in full on the Qualifying Termination Date or (2) if the Award has been granted and has not vested, the Participant’s outstanding Second RSU Award will vest in full as of the Qualifying Termination Date.

Certain information in this Exhibit marked as [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would be competitively harmful if publicly disclosed.

(b)               In the event a Participant’s Award (or portion thereof) is not assumed or substituted for by the successor or surviving entity in connection with a Change in Control:

(i)              If the FDA Milestone has not been achieved on or before the date of the Change in Control, the FDA Milestone shall be deemed to have been achieved upon the occurrence of the Change in Control, and the Earnout Percentage and Upside Earnout Percentage will be determined based on the date of the Change in Control, and (x) the Participant’s Cash Award shall be payable upon, and will be paid within 30 days following, the Change in Control, subject to the Participant’s continued employment with the Company or a Subsidiary as of immediately prior to the Change in Control; (y) with respect to the Participant’s First RSU Award, the Achieved RSUs will vest in full immediately prior to the Change in Control, subject to the Participant’s continued employment with the Company or a Subsidiary as of immediately prior to the Change in Control, and any remaining RSUs subject to the First RSU Award will immediately be canceled and forfeited; and (z) the Second RSU Award (or an equivalent number of Common Shares) will be granted and be fully vested as of immediately prior to the Change in Control, subject to the Participant’s continued employment with the Company or a Subsidiary as of immediately prior to the Change in Control.

(ii)              If the FDA Milestone has been achieved on or before the date of the Change in Control, (x) the Participant’s Cash Award (to the extent unpaid) shall be payable upon, and be paid within 30 days following, the Change in Control; (y) with respect to the Participant’s First RSU Award, the Achieved RSUs (to the extent unvested) will vest in full immediately prior to the Change in Control, subject to the Participant’s continued employment with the Company or a Subsidiary as of immediately prior to the Change in Control; and (z) with respect to the Second RSU Award, (1) if the Award has not been granted, the Second RSU Award (or an equivalent number of Common Shares) will be granted and be fully vested immediately prior to the Change in Control, subject to the Participant’s continued employment with the Company or a Subsidiary as of immediately prior to the Change in Control, or (2) if the Award has been granted and has not vested, the Participant’s outstanding Second RSU Award will vest in full immediately prior to the Change in Control, subject to the Participant’s continued employment with the Company or a Subsidiary as of immediately prior to the Change in Control.

7.                  No Right to Employment or Award. Selection to participate in the Plan shall not confer upon any employee any right with respect to continued employment by the Company or a Subsidiary or continued participation in the Plan. Furthermore, the Company and each Subsidiary reaffirms its at-will relationship with its employees and expressly reserves the right at any time to terminate the employment of a Participant free from any liability or claim for benefits pursuant to the Plan, except as required under applicable law or provided under this Plan, other written plan adopted by the Company or a Subsidiary or written agreement between the Company or a Subsidiary and the Participant.

Certain information in this Exhibit marked as [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would be competitively harmful if publicly disclosed.

8.                 Discretion of Company and Committee. Any decision made or action taken by the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation or effect of the Plan shall be within the sole and absolute discretion of the Company or the Committee, as the case may be, and shall be conclusive and binding upon all persons. To the maximum extent possible, no member of the Committee shall have any liability for actions taken or omitted under the Plan by such member or any other person.

9.                 No Funding of Plan. Neither the Company nor any Subsidiary shall be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an “unfunded” plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participant shall be no greater than those of a general unsecured creditor or stockholder of the Company, as the case may be.

10.               Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, any such attempted action shall be void, and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant. This Section 10 shall not apply to an assignment of a contingency or payment due (i) after the death of a Participant to the deceased Participant’s legal representative or beneficiary, or (ii) after the disability of a Participant to the disabled Participant’s personal representative.

11.               Non-Exclusivity. The Plan does not limit the authority of the Company, the Board or the Committee, or any current or future Subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority, other than that specifically prohibited herein.

12.               Amendment or Termination. The Board and the Committee each reserve the right at any time to make any changes in the Plan as it may consider desirable or may suspend, discontinue or terminate the Plan at any time; provided that following the occurrence of a Change in Control, the Plan may not be amended or modified in any manner that materially decreases the payments or benefits payable with respect to an outstanding Award or otherwise materially adversely affects a Participant’s economic rights with respect to an outstanding Award. Unless earlier terminated pursuant to the preceding sentence, the Plan shall terminate upon the earliest to occur of (i) the Expiration Date, provided that the FDA Milestone has not been achieved by such date, (ii) unless otherwise determined by the Board or the Committee, the date on which it is no longer possible for the Company to achieve the FDA Milestone, or (iii) the payment of all amounts payable hereunder.

Certain information in this Exhibit marked as [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would be competitively harmful if publicly disclosed.

13.               Non-U.S. Participants; Incorporation of Equity Incentive Plan. The Committee may modify the terms of Awards granted to Participants who are citizens or residents of a country other than the United States or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters. The Plan is established under and subject to the terms of the Equity Incentive Plan, including the Sub-Plan for UK Employees with respect to Awards granted to Participants based in the United Kingdom. Accordingly, if there is a conflict between the terms of the Plan and the Equity Incentive Plan, the terms of the Equity Incentive Plan will control.

* * * * *

Certain information in this Exhibit marked as [***] has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would be competitively harmful if publicly disclosed.